SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2022

Blockchain of Things, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-56170	47-5080120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 North Miami Avenue Suite 230 Miami, FL	33127
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 926-2268

450 Park Avenue South, 3rd Floor New York, NY 10016 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Securities registered pursuant to Section 12(b) of the Act: None.

SECTION 8 – Other Events

Item 8.01 Other Events

On February 15, 2022, the Company’s location and the location of the Company’s books and records has changed from 450 Park Avenue South, 3rd Floor New York, NY 10016 to 3401 North Miami Avenue Suite 230 Miami, FL 33127. The phone number for the Company (646-926-2268) remains unchanged.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blockchain of Things

/s/ Andre De Castro

Andre De Castro
Chief Executive Officer

Date February 23, 2022

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